UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2018 (January 24, 2018)

EYENOVIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38365	47-1178401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Fifth Avenue, Suite 1404 New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  917-289-1117

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 29, 2018, in connection with its initial public offering (“IPO”), Eyenovia, Inc. (the “Company”) filed its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Third Amended and Restated Certificate of Incorporation are set forth in the Company’s registration statement on Form S-1 (File No. 333-222162) (the “Registration Statement”) for its IPO and are incorporated herein by reference. A copy of the Third Amended and Restated Certificate of Incorporation is included as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.  Other Events.

On January 24, 2018, the Registration Statement was declared effective by the Securities and Exchange Commission. In connection therewith and the closing of the IPO, the Company entered into an underwriting agreement with Ladenburg Thalmann & Co. Inc. and Roth Capital Partners, LLC, as representatives of the several underwriters, a form of which was previously filed as an exhibit to the Registration Statement. A copy of the final executed underwriting agreement is included as Exhibit 1.1 hereto.

On January 29, 2018, the Company consummated the IPO of 2,730,000 shares of its common stock (“Shares”) at an offering price of $10.00 per Share, generating gross proceeds of $27,300,000. The Company has granted the underwriters a 30-day option to purchase up to 409,500 additional Shares to cover over-allotments, if any.

Copies of the press releases issued by the Company announcing the pricing of the IPO and the consummation of the IPO are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement between the Company and Ladenburg Thalmann & Co. Inc. and Roth Capital Partners, LLC

3.1	Third Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on January 29, 2018

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2018

EYENOVIA, INC.

By:	/s/ John Gandolfo
Name: John Gandolfo
Title: Chief Financial Officer and Secretary